Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-Q/A for the period ended September 30, 2011 of Sibling Entertainment Group Holdings, Inc, a Texas corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Oswald A. Gayle, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: December 8, 2011

/s/ Oswald A. Gayle
Oswald A. Gayle, Chief Financial Officer, Secretary and Director
(principal financial officer)